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                            UNITED STATES SECURITIES
                                       AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act to 1934


                        Date of Report: October 22, 2003




                        FIRST OAK BROOK BANCSHARES, INC.









       DELAWARE                         0-14468                   36-3220778
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(State or other jurisdiction of       (Commission              (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)

                   1400 Sixteenth Street, Oak Brook, IL 60523
                         Telephone Number (630) 571-1050
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                        FIRST OAK BROOK BANCSHARES, INC.
                                    FORM 8-K
                                October 21, 2003




Item 7. Financial Statements and Exhibits
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     (a) and (b) not applicable

     (c) Exhibit Index:

         99 Press Release issued by First Oak Brook Bancshares, Inc.
            dated October 21, 2003.

Item 12. Results of Operations and Financial Condition
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Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 7 of Exhibit 99.




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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                FIRST OAK BROOK BANCSHARES, INC.
                                                ------------------------------
                                                         (Registrant)



      Date: October 22, 2003                   /s/ROSEMARIE BOUMAN
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                                               Rosemarie Bouman
                                               Vice President and
                                               Chief Financial Officer


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